UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2023

Maxpro Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40857	87-1015109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5/F-4, No. 89

Songren Road, Xinyi District

Taipei City, Taiwan 11073

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +886 2 7713 7952

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	JMACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	JMAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	JMACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed, on September 14, 2022, Maxpro Capital Acquisition Corp., a Delaware corporation (“Maxpro”), entered into a Business Combination Agreement by and among Maxpro, Apollomics Inc., a Cayman Islands exempted company (“Apollomics”), and Project Max SPAC Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Apollomics (“Merger Sub”), which was amended by that certain First Amendment to the Business Combination Agreement (“First Amendment”), dated as of February 9, 2023 (as amended, the “Business Combination Agreement”).

On March 29, 2023 (the “Closing Date”), as contemplated by the Business Combination Agreement, Merger Sub merged with and into Maxpro, with Maxpro surviving as a wholly-owned subsidiary of Apollomics (the “Business Combination”). Additionally, on the Closing Date, Apollomics completed the sale of (i) 230,000 Class B ordinary shares of Apollomics at $10.00 per share (“PIPE Class B Shares”) and (ii) 2,135,000 Series A Preferred Shares of Apollomics (the “Apollomics Series A Preferred Shares”) at $10.00 per share, to certain accredited investors (collectively, the “PIPE Investors”) for gross proceeds to Apollomics of $23,650,000. Each Apollomics Series A Preferred Share is convertible, at any time at the option of the holder thereof, into Class A ordinary shares of Apollomics (“Apollomics Class A Ordinary Shares”) at an initial conversion ratio of 1:1.25. Prior to the six-month anniversary of the Closing Date, no holder may transfer any Apollomics Series A Preferred Shares or any Apollomics Class A Ordinary Shares into which such Apollomics Series A Preferred Shares may be converted. Upon the fifth anniversary of the Closing Date, the Apollomics Series A Preferred Shares will automatically convert into Apollomics Class A Ordinary Shares. Each PIPE Investor who subscribes for PIPE Class B Shares will receive one-fourth of one warrant of Apollomics (the “Penny Warrants”) for every PIPE Class B Share purchased, each whole Penny Warrant exercisable to purchase one Apollomics Class A Ordinary Share for $0.01 per share, pursuant to warrant agreements entered into between Apollomics and each PIPE Investor purchasing PIPE Class B Shares.

On the Closing Date, after giving effect to the redemption of an aggregate of 10,270,060 shares of Maxpro’s Class A common stock in accordance with the terms of Maxpro’s second amended and restated certificate of incorporation (“SPAC Redemptions”), the securityholders of Apollomics receiving shares pursuant to the Business Combination Agreement own more than 95% of the outstanding Apollomics ordinary shares and the securityholders of Maxpro and the PIPE Investors own the remaining Apollomics ordinary shares.

On the Closing Date, the following securities issuances were made by Apollomics to Maxpro’s securityholders: (i) each outstanding share of Class B common stock of Maxpro was exchanged for one Apollomics Class A Ordinary Share, (ii) each outstanding share of Class A common stock of Maxpro was exchanged for one Apollomics Class A Ordinary Share, (iii) each outstanding warrant of Maxpro was assumed by Apollomics and became a warrant of Apollomics (“Apollomics Warrant”) and (iv) the promissory note relating to the Maxpro sponsor’s extension of the deadline for the Business Combination was settled in units, which were exchanged for Apollomics Class A Ordinary Shares and Apollomics Warrants.

The description of the Business Combination Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by the text of (i) the Business Combination Agreement, which was filed as Exhibit 2.1 to Maxpro’s Current Report on Form 8-K filed on September 14, 2022, and (ii) the First Amendment, which was filed as Exhibit 2.1 to Maxpro’s Current Report on Form 8-K filed on February 10, 2023, each of which is incorporated by reference herein.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, Maxpro, Apollomics and Continental Stock Transfer & Trust Company (“Continental”) entered into that certain Warrant Assignment, Assumption and Amendment Agreement (the “New Warrant Agreement”). The New Warrant Agreement amends that certain Warrant Agreement, dated as of October 7, 2021, by and between Maxpro and Continental (the “Existing Warrant Agreement”), to provide for the assignment by Maxpro of all its rights, title and interest in the warrants of Maxpro to Apollomics. Pursuant to the New Warrant Agreement, all Maxpro warrants under the Existing Warrant Agreement will no longer be exercisable for shares of Maxpro’s Class A common stock, but instead will be exercisable for Apollomics Class A Ordinary Shares. The New Warrant Agreement also covers Apollomics Warrants issued as part of the Business Combination.

The foregoing description of the New Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the New Warrant Agreement, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Business Combination, the following material agreements of Maxpro terminated in accordance with their terms: (i) that certain Investment Management Trust Agreement, dated as of October 7, 2021, between Maxpro and Continental, pursuant to which Continental invested the proceeds of Maxpro’s initial public offering in a trust account and facilitated the SPAC Redemptions; (ii) that certain Administrative Support Agreement, dated as of October 7, 2021, between Maxpro and Maxpro Capital Management LTD, pursuant to which an affiliate of certain officers and directors of Maxpro provided office space, utilities, and secretarial and administrative support to Maxpro for a fee of $10,000 per month; and (iii) the Letter Agreement, dated as of October 7, 2021, made in favor of Maxpro by each officer and director of Maxpro and MP One Investment LLC, which included covenants of such persons to vote in favor of Maxpro’s initial business combination and not to participate in the SPAC Redemptions, among other things.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 1.01 and 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Business Combination, on the Closing Date, Maxpro and Apollomics notified The Nasdaq Stock Market (“Nasdaq”) that the certificate of merger relating to the Business Combination had been filed with the Secretary of State of the State of Delaware and that Maxpro’s outstanding securities had been converted into Apollomics Class A Ordinary Shares and Apollomics Warrants, as described in Item 1.02 above. Maxpro and Apollomics jointly requested that Nasdaq delist Maxpro’s units, Class A common stock, and warrants on March 29, 2023, and as a result, trading of Maxpro’s units, Class A common stock, and warrants on Nasdaq was suspended at 4:00 p.m. on March 29, 2023. On March 29, 2023, Nasdaq filed a notification of removal from listing and registration on Form 25, thereby commencing the process of delisting Maxpro’s securities from Nasdaq and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 and Item 3.01 above and Item 5.01 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Business Combination, a change in control of Maxpro occurred. Following the consummation of the Business Combination, Maxpro became a wholly owned subsidiary of Apollomics.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In accordance with the terms of the Business Combination Agreement, and effective as of the Closing Date, each of Maxpro’s officers and directors resigned as a member of Maxpro’s board of directors and/or from each officer position previously held, as applicable. These resignations were not a result of any disagreement between Maxpro and the officers and directors on any matter relating to Maxpro’s operations, policies or practices.

Item 8.01 Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release issued by Apollomics announcing the consummation of the Business Combination.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
4.1	Warrant Assignment, Assumption and Amendment Agreement, dated as of March 29, 2023, by and among Maxpro Capital Acquisition Corp., Apollomics Inc. and Continental Stock Transfer & Trust Company.

99.1	Press Release, dated March 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXPRO CAPITAL ACQUISITION CORP.

	By:	/s/ Hong - Jung (Moses) Chen
		Name:	Hong - Jung (Moses) Chen
		Title:	Chief Executive Officer

Dated: March 30, 2023